EXHIBIT 21

                                                              State of
                                                            Incorporation
                                                               --------
Lennar Corporation                                             Delaware

Subsidiaries
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      Adjustable Mortgage Finance Corporation                  Florida
      Ameristar Financial Services, Inc.                       California
      BCDC Corp.                                               California
      Boca Greens, Inc.                                        Florida
      Boca Isles Club, Inc.                                    Florida
      Boca Isles South Club, Inc.                              Florida
      Bramalea California Properties, Inc.                     California
      Bramalea California Realty, Inc.                         California
      Bramalea California, Inc.                                California
      Bramalea Mortgage, Inc.                                  California
      Clodine-Bellaire LP, Inc.                                Nevada
      Club Pembroke Isles, Inc.                                Florida
      Continental Escrow Company                               California
      DCA Acceptance Corporation                               Alabama
      DCA at Banyan Tree, Inc.                                 Florida
      DCA at North Lauderdale, Inc.                            Florida
      DCA at Pembroke Pointe, Inc.                             Florida
      DCA at Wiggins Bay, Inc.                                 Florida
      DCA Builder Issuer, Inc.                                 Florida
      DCA CML Acceptance, Inc.                                 Florida
      DCA Financial Corporation                                Florida
      DCA General Contractors, Inc.                            Florida
      DCA Homes of Central Florida, Inc.                       Florida
      DCA NJ Realty, Inc.                                      New Jersey
      DCA of Broward County, Inc.                              Florida
      DCA of Hialeah, Inc.                                     Florida
      DCA of Lake Worth, Inc.                                  Florida
      DCA of New Jersey, Inc.                                  New Jersey
      Devco Land Corp.                                         Florida
      Dyeing & Finishing, Inc.                                 Florida
      Eagle Home Mortgage, Inc.                                Washington
      First Atlantic Building Corp.                            Florida
      Greystone Construction, Inc.                             Arizona
      Greystone Homes of Nevada, Inc.                          Delaware
      Greystone Homes, Inc.                                    Delaware
      Harris County LP, Inc.                                   Nevada
      Hillside, Inc.                                           Florida
      Inactive Corporations, Inc.                              Florida
      Institutional Mortgages, Inc.                            Florida

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Lennar Corporation and Subsidiaries
Listing of Subsidiaries

Subsidiaries
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      Kings Isle Recreation Corp.                              Florida
      Kings Ridge Golf Corporation                             Florida
      Kings Ridge Recreation Corporation                       Florida
      Kings Wood Development Corporation                       Florida
      La Canada Holding Company                                California
      Lennar Acquisition Corp. II                              California
      Lennar Communities Development, Inc.                     Delaware
      Lennar Communities, Inc.                                 California
      Lennar Financial Services, Inc.                          Florida
      Lennar Homes, Inc.                                       Florida
      Lennar Homes of Arizona, Inc.                            Arizona
      Lennar Homes of California, Inc.                         California
      Lennar Homes of Texas Land and Construction, Ltd.        Texas
      Lennar Homes of Texas Sales and Marketing, Ltd.          Texas
      Lennar La Paz, Inc.                                      California
      Lennar La Paz Limited, Inc.                              California
      Lennar Land Partners                                     Florida
      Lennar Land Partners II                                  Florida
      Lennar Land Partners Sub, Inc.                           Delaware
      Lennar Land Partners Sub II, Inc.                        Nevada
      Lennar Management, Inc.                                  California
      Lennar Nevada, Inc.                                      Nevada
      Lennar Northland I, Inc.                                 California
      Lennar Northland II, Inc.                                California
      Lennar Northland III, Inc.                               California
      Lennar Northland IV, Inc.                                California
      Lennar Northland V, Inc.                                 California
      Lennar Northland VI, Inc.                                California
      Lennar Pacific, Inc.                                     Delaware
      Lennar Pacific Properties, Inc.                          Delaware
      Lennar Realty, Inc.                                      Florida
      Lennar Renaissance, Inc.                                 California
      Lennar Sacramento, Inc.                                  California
      Lennar Sales Corp.                                       California
      Lennar San Jose Holdings, Inc.                           California
      Lennar Southland I, Inc.                                 California
      Lennar Southland II, Inc.                                California
      Lennar Southland III, Inc.                               California
      Lennar Southwest Holding Corp.                           Nevada
      Lennar Texas Holding Company                             Texas
      Lennar Title Services, Inc.                              Florida
      LL Partners, Inc.                                        Nevada
      Long Point Development Corporation                       Texas
      Lucerne Greens, Inc.                                     Florida
      Lucerne Merged Condominiums, Inc.                        Florida
      M.A.P. Builders, Inc.                                    Florida
      M.A.P. Vineyards of Plantation, Inc.                     Florida
      Marlborough Development Corporation (CA)                 California

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

Lennar Corporation and Subsidiaries
Listing of Subsidiaries

Subsidiaries
--------------------------------------------------------------------------------

      Marlborough Financial Corporation                        California
      Marlborough Mortgage Corporation                         California
      Meritus Title Company                                    California
      Midland Housing Industries Corp.                         California
      Midland Investment Corporation                           California
      Mission Viejo Holdings, Inc.                             California
      Monterey Village Development Corp.                       Florida
      Multi-Builder Acceptance Corp.                           Alabama
      NGMC Finance Corporation                                 Florida
      NGMC Finance Corporation, IV                             Florida
      North American Asset Development Corporation             California
      North American Real Estate Services, Inc.                California
      North American Title Agency of Arizona, Inc.             Arizona
      North American Title Company of Colorado                 Colorado
      North American Title Company, Inc.                       California
      North American Title Guaranty                            California
      North American Title Insurance Company                   California
      Quality Roof Truss Company                               Florida
      Rancho Summit LLC                                        California
      Regency Title Company                                    Texas
      Riviera Land Corp.                                       Florida
      Satisfaction, Inc.                                       Florida
      Savell Gulley Development Corporation                    Texas
      Silver Lakes-Gateway Clubhouse, Inc.                     Florida
      SLTC, Inc.                                               Texas
      State Home Acceptance Corporation                        Florida
      Stevenson Ranch Cable, Inc.                              California
      Strategic Holdings, Inc.                                 Nevada
      Strategic Technologies Communications of Calif., Inc.    California
      Strategic Technologies, Inc.                             Florida
      Superior Realty & Marketing, Inc                         Florida
      TitleAmerica Insurance Corporation                       Florida
      UAMC Asset Corp.                                         Nevada
      UAMC Asset Corp. II                                      Nevada
      Universal American Finance Corp., I.                     Florida
      Universal American Mortgage Company                      Florida
      Universal American Mortgage Co. of California            California
      Universal Title Insurors, Inc.                           Florida
      W.B. Homes, Inc.                                         Florida
      Westchase, Inc.                                          Nevada

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